                                POWER OF ATTORNEY

We, the undersigned Trustees of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John Hill, George Putnam III, Charles E. Porter, Patricia Flaherty, John W. Gerstmayr, Bryan Chegwidden and Gordon H. Silver, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacity indicated below, the Registration Statements on Form N-2 or Form N-14 of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS my hand and seal on the date set forth below.


SIGNATURE                                         TITLE                                          DATE
/s/ John A. Hill
------------------------------
John A. Hill                             Chairman of the Board; Trustee                      March 16, 2001

/s/ George Putnam, III
------------------------------
George Putnam, III                       President; Principal Executive Officer;             March 19, 2001

/s/ Jameson A. Baxter                    Trustee
------------------------------
Jameson A. Baxter                        Trustee                                             March 14, 2001

/s/ Ronald J. Jackson
------------------------------
Ronald J. Jackson                        Trustee                                             March 19, 2001

/s/ Paul L. Joskow
------------------------------
Paul L. Joskow                           Trustee                                             March 13, 2001

/s/ Elizabeth T. Kennan
------------------------------
Elizabeth T. Kennan                      Trustee                                             March 15, 2001

/s/ Lawrence J. Lasser


------------------------------
Lawrence J. Lasser                       Trustee                                             March 19, 2001

/s/ John H. Mullin, III
------------------------------
John H. Mullin, III                      Trustee                                             March 16, 2001

/s/ Robert E. Patterson
------------------------------
Robert E. Patterson                      Trustee                                             March 14, 2001

/s/ A. J. C. Smith
------------------------------
A. J. C. Smith                           Trustee                                             March 16, 2001

/s/ W. Thomas Stephens
------------------------------
W. Thomas Stephens                       Trustee                                             March 13, 2001

/s/ W. Nicholas Thorndike
------------------------------
W. Nicholas Thorndike                    Trustee                                             March 19, 2001

SCHEDULE A

Putnam California Investment Grade Municipal Trust
Putnam Convertible Opportunities and Income Trust
Putnam Dividend Income Fund
Putnam High Income Convertible and Bond Fund
Putnam High Yield Municipal Trust
Putnam Investment Grade Municipal Trust
Putnam Investment Grade Municipal Trust II
Putnam Investment Grade Municipal Trust III
Putnam Managed High Yield Trust
Putnam Managed Municipal Income Trust
Putnam Master Income Trust
Putnam Master Intermediate Income Trust
Putnam Municipal Opportunities Trust
Putnam New York Investment Grade Municipal Trust
Putnam Premier Income Trust
Putnam Tax-Free Health Care Fund

                                POWER OF ATTORNEY

I, the undersigned Trustee of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John Hill, George Putnam III, Charles E. Porter, Patricia Flaherty, John W. Gerstmayr, Bryan Chegwidden and Gordon H. Silver, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity indicated below, the Registration Statements on Form N-2 or Form N-14 of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS my hand and seal on the date set forth below.


SIGNATURE                           TITLE                       DATE
/s/ Charles B. Curtis
------------------------------
Charles B. Curtis                 Trustee                   July 1, 2001

SCHEDULE A

Putnam California Investment Grade Municipal Trust
Putnam Convertible Opportunities and Income Trust
Putnam High Income Convertible and Bond Fund
Putnam High Yield Municipal Trust
Putnam Investment Grade Municipal Trust
Putnam Investment Grade Municipal Trust II
Putnam Investment Grade Municipal Trust III
Putnam Managed High Yield Trust
Putnam Managed Municipal Income Trust
Putnam Master Income Trust
Putnam Master Intermediate Income Trust
Putnam Municipal Opportunities Trust
Putnam New York Investment Grade Municipal Trust
Putnam Premier Income Trust
Putnam Tax-Free Health Care Fund

                                POWER OF ATTORNEY

I, the undersigned Treasurer of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John Hill, George Putnam III, Patricia Flaherty, John W. Gerstmayr, Bryan Chegwidden and Gordon H. Silver, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity indicated below, the Registration Statements on Form N-2 or Form N-14 of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS my hand and seal on the date set forth below.


SIGNATURE                  TITLE                                   DATE
/s/ Charles E. Porter
------------------------
Charles E. Porter        Executive Vice President; Treasurer   February 12, 2001
                         and Principal Financial Officer

SCHEDULE A

Putnam California Investment Grade Municipal Trust
Putnam Convertible Opportunities and Income Trust
Putnam Dividend Income Fund
Putnam High Income Convertible and Bond Fund
Putnam High Yield Municipal Trust
Putnam Investment Grade Municipal Trust
Putnam Investment Grade Municipal Trust II
Putnam Investment Grade Municipal Trust III
Putnam Managed High Yield Trust
Putnam Managed Municipal Income Trust
Putnam Master Income Trust
Putnam Master Intermediate Income Trust
Putnam Municipal Opportunities Trust
Putnam New York Investment Grade Municipal Trust
Putnam Premier Income Trust
Putnam Tax-Free Health Care Fund

                                POWER OF ATTORNEY

We, the undersigned Officers of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John Hill, George Putnam III, Charles E. Porter, Patricia Flaherty, John W. Gerstmayr, Bryan Chegwidden and Gordon H. Silver, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacity indicated below, the Registration Statements on Form N-2 or Form N-14 of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS my hand and seal on the date set forth below.


SIGNATURE                           TITLE                        DATE

/s/ Michael T. Healy
---------------------------
Michael T. Healy              Principal Accounting Officer;   February 12, 2001
                              Assistant Treasurer
/s/ Judith Cohen
---------------------------
Judith Cohen                  Clerk                           February 12, 2001

SCHEDULE A

Putnam California Investment Grade Municipal Trust
Putnam Convertible Opportunities and Income Trust
Putnam Dividend Income Fund
Putnam High Income Convertible and Bond Fund
Putnam High Yield Municipal Trust
Putnam Investment Grade Municipal Trust
Putnam Investment Grade Municipal Trust II
Putnam Investment Grade Municipal Trust III
Putnam Managed High Yield Trust
Putnam Managed Municipal Income Trust
Putnam Master Income Trust
Putnam Master Intermediate Income Trust
Putnam Municipal Opportunities Trust
Putnam New York Investment Grade Municipal Trust
Putnam Premier Income Trust
Putnam Tax-Free Health Care Fund